                                              TOYOTA MOTOR CREDIT CORPORATION
                               Servicer's Certificate - Toyota Auto Lease Trust 1997-A
           Distribution Date of April 25, 2001 for the Collection Period of March 1, 2001 through March 31, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                 1,231,231,519.20
Discounted Principal Balance                                                                          1,231,231,519.20
Servicer Advance                                                                                          2,825,418.78
Servicer Payahead                                                                                         1,580,862.05
Number of Contracts                                                                                             56,340
Weighted Average Lease Rate                                                                                      7.66%
Weighted Average Remaining Term                                                                                   35.8
Servicing Fee Percentage                                                                                         1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                                   $0.00
Discounted Principal Balance                                                                                     $0.00
Servicer Advances                                                                                                $0.00
Servicer Pay Ahead Balance                                                                                       $0.00
Maturity Advances Outstanding                                                                                    $0.00
Number of Current Contracts                                                                                      $0.00
Weighted Average Lease Rate                                                                                      $0.00
Weighted Average Remaining Term                                                                                  $0.00

-----------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                 30,780,787.98
  Specified Reserve Fund Percentage                                                                             4.425%
  Specified Reserve Fund Amount                                                                          54,481,994.72


                                                                                                             TOTAL
                                                                                                             AMOUNT
                                                                                                         -------------
  Beginning Balance                                                                                      29,910,093.55
  Withdrawal Amount                                                                                         332,643.77
  Cash Capital Contribution                                                                                          -
  Transferor Excess                                                                                         123,203.72
                                                                                                     ------------------
  Reserve Fund Balance Prior to Release                                                                  29,700,653.50
  Specified Reserve Fund Balance                                                                         54,481,994.72
                                                                                                     ------------------
  Release to Transferor                                                                                              -
  Ending Reserve Fund Balance                                                                            29,700,653.50
  Prior Cumulative Withdrawal Amount                                                                     38,935,472.25
  Cumulative Withdrawal Amount                                                                           39,268,116.02
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                               VEHICLES
                                                                            --------
  Liquidated Contracts                                                         50
                                                                               --
  Discounted Principal Balance                                                                              808,739.74
  Net Liquidation Proceeds                                                                                 (625,014.49)
  Recoveries - Previously Liquidated Contracts                                                             (142,709.69)
                                                                                                     ------------------
  Aggregate Credit Losses for the Collection Period                                                          41,015.56
                                                                                                     ==================
  Cumulative Credit Losses for all Periods                                                               18,569,720.62
                                                                                                     ==================
  Repossessed in Current Period                                                31
                                                                               --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                               Annualized Average
FOR EACH COLLECTION PERIOD:                                                                           Charge-Off Rate
  Second Preceding Collection Period                                                                             1.68%
  First Preceding Collection Period                                                                              0.18%
  Current Collection Period                                                                                      0.35%

-----------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                                              0.74%
Charge-off Rate Indicator ( > 1.25%)                                                                 CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                           PERCENT       ACCOUNTS     PERCENT     ANIV
                                                                                -------       --------     -------     ----
  31-60 Days Delinquent                                                              0.00%        0         0.00%        $0.00
  61-90 Days Delinquent                                                              0.00%        0         0.00%        $0.00
  Over 90 Days Delinquent                                                            0.00%        0         0.00%        $0.00
                                                                                            -------------           -------------
  Total Delinquencies                                                                             0                      $0.00
                                                                                            =============           =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                     0.83%
  First Preceding Collection Period                                                                                      0.79%
  Current Collection Period                                                                                              0.00%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                    0.54%
  Delinquency Percentage Indicator ( > 1.25%)                                                                CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                   VEHICLES
                                                                                              --------
  Matured Lease Vehicle Inventory Sold                                                           345                5,937,292.38
  Net Liquidation Proceeds                                                                       ---               (5,239,491.12)
                                                                                                                -----------------
  Net Residual Value (Gain) Loss                                                                                      697,801.26
                                                                                                                =================
  Cumulative Residual Value (Gain) Loss all periods                                                                56,020,022.36
                                                                                                                =================

                                                                                               AVERAGE                AVERAGE
                                                       NUMBER      SCHEDULED       SALE     NET LIQUIDATION           RESIDUAL
MATURED VEHICLES SOLD FOR                              SOLD       MATURITIES       RATIO       PROCEEDS                VALUE
                                                       -----      ----------       -----       --------                -----
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                    330          456           72.37%      16,612.10               19,910.63
  First Preceding Collection Period                     360          675           53.33%      15,728.22               19,188.77
  Current Collection Period                             345          670           51.49%      15,186.93               18,068.71
  Three Month Average                                                                          15,829.61               19,045.57

                                                                                                                -----------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                            83.11%
                                                                                                                -----------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                         AMOUNT/RATIO             TEST MET?
---------------                                                                               ------------             ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                         51.49%                   YES

b) Number of Scheduled Maturities > 500                                                           670                     YES

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                 83.11%                   NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

                                                 TOYOTA MOTOR CREDIT CORPORATION
                          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
            Distribution Date of April 25, 2001 for the Collection Period of March 1, 2001 through March 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          CERTIFICATE BALANCE         CLASS A1         CLASS A2
                                                                          -------------------         --------         --------
                                                               TOTAL     PERCENT      BALANCE         BALANCE          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                 98.00%
  Interest Collections                                        886,049.95
  Net Investment Income                                                -
  Non-recoverable Advances                                    (59,385.72)
                                                         ----------------
  Available Interest                                          826,664.23             778,813.84                 -                 -
  Class A1, A2, A3 Notional Interest Accrual Amount                    -                      -                 -                 -
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                      -                 -                 -
  Interest Accrual for Adjusted Class B Certificate Bal.     (415,406.25)           (415,406.25)
  Class B Interest Carryover Shortfall                                 -                      -
  Servicer's Fee                                             (122,805.00)           (115,696.59)
  Capped Expenses                                             (43,483.80)            (40,966.80)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                      -
  Uncapped Expenses                                                    -                      -
                                                         ----------------       ----------------
  Total Unallocated Interest                                  244,969.18             206,744.20
  Excess Interest to Transferor                                        -            (206,744.20)
                                                         ----------------       ----------------
       Net Interest Collections Available                     244,969.18                      -
                                                         ----------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:               (696,051.36)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                  -

  DEPOSIT TO RESERVE FUND:                                    123,203.72

  WITHDRAWAL FROM RESERVE FUND:                               332,643.77
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 241,642.13
  NET WITHDRAWAL FROM THE RESERVE FUND:                       209,440.05

PRINCIPAL:
  Current Loss Amount                                        (738,816.82)           (696,051.36)                -                 -
  Loss Reimbursement from Transferor                          363,407.59             363,407.59                 -                 -
  Loss Reimbursement from Reserve Fund                        332,643.77             332,643.77                 -                 -
                                                         ----------------       ----------------   ---------------  ---------------
      Total                                                   (42,765.46)                     -                 -                 -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ----------------
  Ending Balance                                                       -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                           147,081,590.56          73,850,000.00                 -                 -
  Allocations - Current Period                             73,850,000.00          73,850,000.00                 -                 -
  Allocations - Accelerated Principal Distribution                     -                      -                 -                 -
  Allocations - Not Disbursed Beginning of Period                      -                      -                 -                 -
  Allocations - Not Disbursed End of Period                            -                      -                 -                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:                                                           -
  Distribution - Current Period                               415,406.25             415,406.25                 -                 -
  Allocations - Current Period                                415,406.25             415,406.25                 -                 -
  Allocations - Not Disbursed Beginning of Period                      -                      -                 -                 -
  Allocations - Not Disbursed End of Period                            -                      -                 -                 -
DUE TO TRUST - CURRENT PERIOD:                                                                -
  Total Deposit to/ (Withdrawal from) Reserve Fund           (209,440.05)                     -
  Due To Trust                                            147,496,996.81          74,265,406.25                 -                 -
                                                         ----------------       ----------------   ---------------  ---------------
     Total Due To Trust                                   147,287,556.76          74,265,406.25                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A3            CLASS B                  TRANSFEROR INTEREST
                                                          --------            -------                  -------------------
                                                          BALANCE             BALANCE              INTEREST           PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                               2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                              -            778,813.84            47,850.39
  Class A1, A2, A3 Notional Interest Accrual Amount               -
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                      (415,406.25)
  Class B Interest Carryover Shortfall                                                  -
  Servicer's Fee                                                                                    (7,108.41)
  Capped Expenses                                                                                   (2,517.00)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                    -
  Uncapped Expenses                                                                                         -
                                                                                               ----------------
  Total Unallocated Interest                                                                        38,224.98
  Excess Interest to Transferor                                                                    206,744.20
                                                                                               ----------------
       Net Interest Collections Available                                                          244,969.18

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                                                    (696,051.36)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                       -
                                                                                               ----------------
  DEPOSIT TO RESERVE FUND:                                                                        (451,082.18)
                                                                                               ----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                              -          (696,051.36)                              (42,765.46)
  Loss Reimbursement from Transferor                               -           363,407.59         (363,407.59)
  Loss Reimbursement from Reserve Fund                             -           332,643.77
                                                      ---------------     ----------------                         ----------------
      Total                                                        -                    -                               (42,765.46)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    -        73,850,000.00                             73,231,590.56
  Allocations - Current Period                                     -        73,850,000.00
  Allocations - Accelerated Principal Distribution                 -                    -
  Allocations - Not Disbursed Beginning of Period                  -                    -
  Allocations - Not Disbursed End of Period                        -                    -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    -           415,406.25                    -
  Allocations - Current Period                                     -           415,406.25
  Allocations - Not Disbursed Beginning of Period                  -                    -
  Allocations - Not Disbursed End of Period                        -                    -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                     -        74,265,406.25                    -        73,231,590.56
                                                      ---------------     ----------------     ----------------    ----------------
     Total Due To Trust                                            -        74,265,406.25                    -        73,231,590.56
------------------------------------------------------------------------------------------------------------------------------------

                                                 TOYOTA MOTOR CREDIT CORPORATION
                          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
           Distribution Date of April 25, 2001 for the Collection Period of March 1, 2001 through March 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                   CERTIFICATE BALANCE                  CLASS A1
                                                                   -------------------                  --------
                                                Total            Percent          Balance        Percent          Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)    1,231,231,519.20
  Discounted Principal Balance             1,231,231,519.20
  Initial Notional/Certificate Balance                  -        100.00%     1,206,600,000.00    33.98%        410,000,000.00
  Percent of ANIV                                                                      98.00%                          33.30%
  Certificate Factor                                                                1.0000000                       1.0000000
  Notional/Certificate Rate                                                                                           6.2000%
  Target Maturity Date                                                                                     September 27, 1999
  Servicer Advance                             2,825,418.78
  Servicer Payahead                            1,580,862.05
  Number of Contracts                                56,340
  Weighted Average Lease Rate                   7.66%
  Weighted Average Remaining Term                35.8
  Servicing Fee Percentage                      1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value             147,365,998.15
  Maturity Advances Outstanding               68,978,647.39
  ANIV Net of Maturity Advance **             78,387,350.76
  Discounted Principal Balance               139,594,926.59
  Notional/Certificate Balance                                                  73,850,000.00                             -
  Adjusted Notional/Certificate Balance                                         73,850,000.00                             -
  Percent of ANIV                                                                      94.21%                           0.00%
  Certificate Factor                                                                1.0000000                             -
  Servicer Advances                            1,211,903.19
  Servicer Pay Ahead Balance                   2,188,293.10
  Number of Current Contracts                         9,152
  Weighted Average Lease Rate                   8.36%
  Weighted Average Remaining Term                 8.6

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                        -
  Maturity Advances Outstanding                         -
  Repurchase of Receivables                  134,545,074.72
  ANIV net of Repurchases                               -
  Discounted Principal Balance                          -
  Notional/Certificate Balance                                                           0.00                            0.00
  Adjusted Notional/Certificate Balance                                                  0.00                            0.00
  Percent of ANIV                                                                       0.00%                           0.00%
  Certificate Factor                                                                     -                                -
  Servicer Advances                                     -
  Servicer Pay Ahead Balance                            -
  Number of Current Contracts                           -
  Weighted Average Lease Rate                   0.00%
  Weighted Average Remaining Term                0.0
  Prior Certificate Interest Payment Date    March 26, 2001
  Next Certificate Interest Payment Date     April 25, 2001            ** Strictly for purposes of calculating Transferors Interest.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A2                   CLASS A3               CLASS B           TRANSFEROR INTEREST
                                            --------                   --------               -------           -------------------
                                       Percent      Balance      Percent    Balance      Percent    Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance 53.87%    650,000,000.00   6.03%  72,750,000.00   6.12%    73,850,000.00     24,631,519.20
  Percent of ANIV                                        52.79%                  5.91%                    6.00%             2.00%
  Certificate Factor                                  1.0000000              1.0000000                1.0000000
  Notional/Certificate Rate                             6.3500%                6.4500%                  6.7500%
  Target Maturity Date                       September 25, 2000         March 26, 2001       September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                              -                      -              73,850,000.00      4,537,350.76
  Adjusted Notional/Certificate Balance                     -                      -              73,850,000.00      4,537,350.76
  Percent of ANIV                                         0.00%                  0.00%                   94.21%             5.79%
  Certificate Factor                                        -                      -                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  Repurchase of Receivables
  ANIV net of Repurchases
  Discounted Principal Balance
  Notional/Certificate Balance                             0.00                   0.00                     0.00              0.00
  Adjusted Notional/Certificate Balance                    0.00                   0.00                     0.00              0.00
  Percent of ANIV                                         0.00%                  0.00%                    0.00%             0.00%
  Certificate Factor                                        -                      -                        -
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date                      ** Strictly for purposes of calculating Transferors Interest.
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                VEHICLES
  Principal Collections                                                                  1,897,786.26
  Prepayments in Full                                              272                   4,068,352.49
                                                                 ---
  Repurchase of Receivables                                                            134,545,074.72
  Reallocation Payment                                              6                      108,752.56
                                                                    -
  Interest Collections                                                                     886,049.95
  Net Liquidation Proceeds and Recoveries                                                  767,724.18
  Net Liquidation Proceeds - Vehicle Sales                                               5,239,491.12
  Non-Recoverable Advances                                                                 (59,385.72)
                                                                                       --------------
  Total Available                                                                      147,453,845.56
--------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                Amount                              Annual Amount
                                                                    -------------------------             -------------------------
  Total Capped Expenses Paid                                                43,483.80                                130,451.40
  Total Uncapped Expenses Paid                                                    -                                         -
  Capped and Uncapped Expenses Due                                                -                                         -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                                           -
  Servicer's Fee Due Current Period                                        122,805.00
  Servicer's Fee Paid                                                      122,805.00
  Servicer's Fee Balance Due                                                      -
SUPPLEMENTAL SERVICER'S FEES                                                25,609.40
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                                        VEHICLES                     AMOUNT
-----------------                                                                        --------                     -------
Beginning Unreinvested Principal Collections                                                                             -
Principal Collections & Liquidated Contracts                                                                             -
Allocation to Subsequent Contracts                                                          0                            -
                                                                                           ---                        -------
Ending Unreinvested Principal Collections                                                                                -
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Angela Brown
--------------------------------------------------------
Angela Brown, ABS Accounting Manager


                                     Page 3